UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

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FORM 8-K

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CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

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June 1, 2009

Date of Report (Date of earliest event reported)

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Sun American Bancorp

(Exact Name of Registrant as Specified in Charter)

Delaware	0-22911	65-032364
(State or Other	(Commission File Number)	(IRS Employer
Jurisdiction of Incorporation)		Identification No.)

9293 Glades Road

Boca Raton, Florida  33434

(Address of Principal Executive Offices)  (Zip Code)

(561) 544-1908

(Registrant’s telephone number, including area code)

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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On June 1, 2009, Michael F. Rosinus, a Class I director of Sun American Bancorp (the “Company”), provided notice to the Company's board of directors of his resignation from the board of the Company effective on that date.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SUN AMERICAN BANCORP

Date: June 4, 2009	By:	/s/ MICHAEL E. GOLDEN
Michael E. Golden
President and Chief Executive Officer